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                                                                      EXHIBIT 1


                  The undersigned agree that the foregoing Amendment No. 6 to
Schedule 13D dated July 5, 2000, is being filed with the Securities and Exchange Commission on behalf of each of S.A. Louis Dreyfus et Cie., a corporation organized under the laws of France, Louis Dreyfus Holding Company Inc., a Delaware corporation, Louis Dreyfus Commercial Activities Inc., a Delaware corporation, Louis Dreyfus Natural Gas Holdings Corp., a Delaware corporation, and L.D. Fashions Holdings Corp., a Delaware corporation.

Dated:

July 24, 2000                         S.A. Louis Dreyfus et Cie.


                                      By:  /s/ Gerard Louis-Dreyfus
                                           --------------------------
                                           Name:  Gerard Louis-Dreyfus
                                           Title:  President


July 24, 2000                         Louis Dreyfus Holding Company Inc.


                                      By:  /s/ Jeffrey R. Gilman
                                           --------------------------
                                           Name:  Jeffrey R. Gilman
                                           Title:  Vice President


July 24, 2000                         Louis Dreyfus Commercial Activities Inc.


                                      By:  /s/ Jeffrey R. Gilman
                                           --------------------------
                                           Name:  Jeffrey R. Gilman
                                           Title:  Vice President and Treasurer


July 24, 2000                         Louis Dreyfus Natural Gas Holdings Corp.


                                      By:  /s/ Connie S. Linhart
                                           --------------------------
                                           Name:  Connie S. Linhart
                                           Title:  President and Treasurer


July 24, 2000                         L.D. Fashions Holdings Corp.


                                      By:  /s/ Connie S. Linhart
                                           --------------------------
                                           Name:  Connie S. Linhart
                                           Title:  President and Treasurer


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